Exhibit 99.1

AleAnna, Inc. Reports Fiscal Year 2024 Results

A Series of Milestones, Including Public Listing, Were Achieved in 2024; Longanesi First Gas Production Has Been Achieved

Fiscal Year 2024 and Recent Company Highlights:

●	Gas production at Longanesi has commenced as of March 13, 2025

●	Between March 2024 and July 2024, AleAnna successfully completed three separate strategic acquisitions of renewable natural gas (“RNG”) plant projects in Italy for aggregate consideration of approximately $9.7 million, which generated $1.4 million in electricity production revenue in 2024

●	On December 13, 2024, AleAnna completed its de-SPAC transaction and became publicly traded on Nasdaq under the ticker symbol “ANNA”

●	AleAnna ended fiscal year 2024 with approximately $28.3 million in cash and cash equivalents

DALLAS – March 31, 2025 – AleAnna, Inc. (“AleAnna” or the “Company”) (NASDAQ: ANNA) today reported results for fiscal year 2024. Fiscal year 2024 was a transformative year for the Company, highlighted by the successful completion of our de-SPAC public listing transaction. AleAnna also launched its RNG asset acquisition program to expand the Company’s renewable energy portfolio. At year-end, AleAnna had $28.3 million in cash and cash equivalents, providing a solid foundation to advance its strategic initiatives.

More recently, in March 2025, AleAnna and its operating partner Padana reached a major milestone with the commencement of production at the Longanesi field, marking a significant step forward for the Company.

Management Commentary

Marco Brun, Chief Executive Officer, reflected on AleAnna’s milestone year and recent achievements: “2024 was a pivotal year for AleAnna as we successfully completed our de-SPAC transaction and became a publicly traded company. We also strengthened our position in Italy’s renewable natural gas sector with strategic acquisitions and secured a long-term gas sales agreement with Shell Energy Europe.

“As we enter 2025, we are proud to have achieved first production and sales from Longanesi, marking a major milestone in our growth strategy. We remain committed to driving sustainable energy development while delivering value to our shareholders.”

About AleAnna

AleAnna is a technology-driven energy company focused on bringing sustainability and new supplies of low-carbon natural gas and RNG to Italy, aligning traditional energy operations with renewable solutions, with developments like the Longanesi field leading the way in supporting a responsible energy transition. With three conventional gas discoveries in Italy already made and fourteen new natural gas exploration projects planned this decade, AleAnna plays a pivotal role in Italy’s energy transition. Italy’s extensive infrastructure, featuring 33,000 kilometers of gas pipelines, three major gas storage facilities, and a strong base of existing RNG facilities, aligns with AleAnna’s commitment to sustainability. AleAnna’s RNG projects’ portfolio includes three plants under development and almost 100 projects representing approximately €1.1 billion potential investment in the next few years. AleAnna operates regional headquarters in Dallas, Texas, and Rome, Italy.

Forward-Looking Statements

The information included herein contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements, other than statements of present or historical fact included herein regarding AleAnna’s future operations, financial position, plans and objectives are forward-looking statements. When used herein, including any statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and other similar expressions are forward-looking statements. However, not all forward-looking statements contain such identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on AleAnna’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of AleAnna’s control. AleAnna’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements, which speak only as of the date made. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to, those under “Risk Factors” in AleAnna’s definitive proxy statement/prospectus filed by AleAnna with the SEC on November 21, 2024, as well as general economic conditions; AleAnna’s need for additional capital; risks associated with the growth of AleAnna’s business; and changes in the regulatory environment in which AleAnna operates. Additional information concerning these and other factors that may impact AleAnna’s expectations and projections can be found in filings it makes with the SEC, and other documents filed or to be filed with the SEC by AleAnna. SEC filings are available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, AleAnna disclaims any duty to update any forward-looking statements, all expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof.

Investor Relations Contact

Bill Dirks

wkdirks@aleannagroup.com

Website

https://www.aleannainc.com/

ALEANNA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECMBER 31, 2024 AND 2023

	For the Year Ended December 31,
	2024	2023

Revenues	$1,420,030	$-

Operating expenses:
Cost of revenues	$1,043,174	$-
General and administrative	6,264,087	5,634,150
Depreciation	133,516	-
Accretion of asset retirement obligation	133,239	133,239
Business Combination transaction expenses	8,398,653	-
Total operating expenses	15,972,669	5,767,389

Operating loss	(14,552,639)	(5,767,389)

Other income (expense):
Interest and other income (expense)	1,948,281	(102,041)
Change in fair value of derivative liability	173,177	708,869
Total other income (expense)	2,121,458	606,828
Net loss	$(12,431,181)	$(5,160,561)
Deemed dividend to Class 1 Preferred Units redemption value	(155,423,177)	(53,219,200)
Net loss attributable to noncontrolling interests	87,511	-
Net loss attributable to Class A Common stockholders or holders of Common Member Units	$(167,766,847)	$(58,379,761)

Other comprehensive income (loss)
Currency translation adjustment	(1,548,154)	218,908
Comprehensive loss	(13,979,335)	(4,941,653)
Comprehensive loss attributable to noncontrolling interests	87,511	-
Total comprehensive loss attributable to Class A Common stockholders	$(13,891,824)	$(4,941,653)

Weighted average shares of Class A Common Stock outstanding, basic and diluted	38,286,170	31,643,646
Net loss per share of Class A Common Stock, basic and diluted	$(4.38)	$(1.84)

ALEANNA, INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECMBER 31, 2024 AND 2023

	December 31, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$28,330,159	$6,759,265
Accounts receivable	1,225,297	-
Prepaid expenses and other assets	1,666,155	27,485
Total Current Assets	31,221,611	6,786,750

Non-current assets:
Natural gas and other properties, successful efforts method	33,979,014	22,480,830
Renewable natural gas properties, net of accumulated depreciation of $132,094	9,296,039	-
Value-added tax refund receivable	6,845,030	4,425,353
Operating lease right-of-use assets	1,744,897	-
Total Non-current Assets	51,864,980	26,906,183
Total Assets	$83,086,591	$33,692,933

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$2,204,208	$1,053,819
Related party payables	-	525,276
Lease liability, short-term	163,865	-
Derivative liability, at fair value	-	173,177
Total Current Liabilities	2,368,073	1,752,272

Non-current Liabilities:
Asset retirement obligation	4,375,919	4,242,680
Lease liability, long-term	1,579,443	-
Contingent consideration liability, long-term	24,994,315	26,482,682
Total Non-current Liabilities	30,949,677	30,725,362
Total Liabilities	33,317,750	32,477,634

Commitments and Contingencies (Note 6)

Temporary Equity:
Class 1 Preferred Units, no par value, 43,611 units authorized, issued and outstanding; liquidation preference $152,637,776 as of December 31, 2023	-	152,464,599

Stockholders' and Members' Equity:
Class A Common Stock, par value $0.0001 per share, 150,000,000 shares authorized, 40,560,433 shares issued and outstanding as of December 31, 2024	4,056	-
Class C Common Stock, par value $0.0001 per share, 70,000,000 shares authorized, 25,994,400 shares issued and outstanding as of December 31, 2024	2,599	-
Additional paid-in capital	226,722,424	-
Accumulated other comprehensive loss	(5,803,378)	(4,859,933)
Accumulated deficit	(191,047,953)	(146,389,367)
Noncontrolling interest	19,891,093	-
Total Equity (Deficit)	49,768,841	(151,249,300)
Total Liabilities and Equity	$83,086,591	$33,692,933

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